UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 23, 2014

CITRIX SYSTEMS, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	0-27084	75-2275152
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

851 West Cypress Creek Road

Fort Lauderdale, Florida 33309

(Address of Principal Executive Offices) (Zip Code)

Telephone: (954) 267-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 23, 2014, Citrix Systems, Inc. (the “Company”) issued a press release announcing the Company’s proposed private offering of $1.25 billion principal amount of convertible senior notes due 2019 pursuant to Rule 144A under the Securities Act of 1933, as amended. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

On April 25, 2014, the Company issued a press release announcing that the Company has priced its previously announced offering of $1.25 billion principal amount of convertible senior notes due 2019. A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated April 23, 2014 of Citrix Systems, Inc., titled “Citrix Announces Proposed Private Offering of $1.25 Billion Convertible Senior Notes”

99.2	Press release dated April 25, 2014 of Citrix Systems, Inc., titled “Citrix Announces Pricing of $1.25 Billion Convertible Senior Notes”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citrix Systems, Inc.

	By:	/s/ David J. Henshall
Dated: April 25, 2014	Name:	David J. Henshall
	Title:	Executive Vice President,
Chief Operating Officer and Chief
Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated April 23, 2014 of Citrix Systems, Inc., titled “Citrix Announces Proposed Private Offering of $1.25 Billion Convertible Senior Notes”

99.2	Press release dated April 25, 2014 of Citrix Systems, Inc., titled “Citrix Announces Pricing of $1.25 Billion Convertible Senior Notes”